EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of May 1, 2005 (the "Agreement"), is entered into between Wachovia Bank, National Association (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), GMAC Commercial Mortgage Corporation, as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,405,371,542 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The purchase and sale of the Mortgage Loans shall take place May 19, 2005, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall be equal to (i)       % of the Wachovia Mortgage Loan Balance as of
the Cut-Off Date, plus (ii) $3,842,590, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C18" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C18", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C18", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Trustee of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C18, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease and (b) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

Notwithstanding the foregoing, with respect to the One & Two International Place Loan and the 450 West 33rd Street Loan, the 2005-C17 Trustee will hold the original documents related to the One & Two International Place Loan and the 450 West 33rd Street Loan for the benefit of the 2005-C17 Trust Fund and the Trust Fund, other than the related Mortgage Notes which will be held by the Trustee under the Pooling and Servicing Agreement.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) other than with respect to the One & Two International Place Loan and the 450 West 33rd Street Loan, substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter shall have been received from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Seller," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Seller," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iii" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided, that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) in the case of a corrected or amended Prospectus or Memorandum, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-120922 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated May 4, 2005, as supplemented by the prospectus supplement dated May 4, 2005 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated April 21, 2005, relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated May 4, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-J-1, Class A-J-2, Class B, Class C and Class D Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated April 21, 2005 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the aggregate of the following amounts: (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus, Term Sheet and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Purchaser, the Underwriters and the Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------

                                       WACHOVIA BANK, NATIONAL
                                         ASSOCIATION

                                       By: /s/ Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name: Wayne M. Fitzgerald, II
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                       PURCHASER
                                       ---------

                                       WACHOVIA COMMERCIAL MORTGAGE
                                         SECURITIES, INC.

                                       By: /s/ William J. Cohane
                                          --------------------------------------
                                          Name: William J. Cohane
                                          Title: Managing Director

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the mortgagee.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the related mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes, water charges, sewer rents and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes, water charges, sewer rents and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. As of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, as of the Closing Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. If (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in "seismic zone" 3 or 4 and (2) a seismic assessment based on at least a 100 year look back with a ten percent (10%) probability of exceedence in a 50-year period, revealed a maximum probable loss in excess of 20% of the replacement cost of the improvements on such Mortgaged Property, the Mortgaged Property is covered by earthquake insurance. If any portion of the improvements on the related Mortgaged Property was, at the time of origination, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards falling within zones A or V in the national flood insurance program (an "SPF Area"), and flood insurance was available, a flood insurance policy meeting the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, and (2) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this
      Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note, and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Cut-Off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described or contemplated in such Mortgage.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, such Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Date.

19. One or more environmental site assessments (prepared in accordance with the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM)) or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except with respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of paragraph (26) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property (or the portion thereof that is being released), or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of the Seller's Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property an adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under the Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
      Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date, (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note and (3) only to facilitate the disposition of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics' and materialmens' liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. As of the date of origination of each Mortgage Loan and, to the actual knowledge of Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage.

48. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-Off Date, and the Depositor, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) or update(s), does not have any actual knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s).

49. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

50. The Seller has not received actual notice with respect to a Mortgage Loan that any mechanics' and materialmens' liens have encumbered such Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

51. No Person has been granted or conveyed the right to primary service a Mortgage Loan or receive any consideration in connection therewith except
      (A) with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to Wachovia, in its capacity as a primary servicer, or (C) has been terminated.

52. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

53. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

54. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

                  (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

                  (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
            Date).

                  (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

                  (D) To the actual knowledge of the Seller, at the Closing
            Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

                  (E) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

                  (F) The Ground Lease (a) is not subject to any liens or
            encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

                  (G) A mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                  (H) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

                  (I) Under the terms of such Ground Lease, any estoppel or
            consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

                  (J) The Ground Lease does not impose any restrictions on
            subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

                  (K) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                  (L) The terms of the related Ground Lease have not been
            amended, altered or waived by Seller except in a written document contained in the Mortgage File.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


Exceptions to Representation 8
------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

1     One & Two International Place      Each Mortgage Loan is
2     450 West 33rd Street               cross-collateralized and
21    Home Market Foods                  cross-defaulted with its related
40    Autumn Wood Apartments             Companion Loan, which is not included
41    Fall Creek Harbour Shopping        in the Mortgage Pool.  In addition,
      Center                             each Companion Loan is secured by the
                                         same Mortgaged Property and the same
                                         mortgage securing its related Mortgage
                                         Loan.

9     Casa Paloma Shopping Center        The title insurance policy excepts
                                         from coverage any charge upon the land
                                         by reason of the provisions for common
                                         area maintenance at the Mortgaged
                                         Property.

13    Courthouse Place                   The Mortgage is subject to an
                                         unsubordinated master lease.  The
                                         equity in the single-purpose entity
                                         master tenant has been pledged to
                                         Seller to secure the Mortgage Loan.


Exceptions to Representation 11
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

18    La Serena Apartments               The Mortgaged Property was damaged by
                                         fire.  The previous lender and the
                                         Seller have collected the fire
                                         insurance proceeds and are disbursing
                                         such proceeds as the Mortgaged
                                         Property is repaired.


Exceptions to Representation 12

Loans                                    Description of Exception
-----                                    ------------------------

9     Casa Paloma Shopping Center        The title insurance policy excepts
                                         from coverage any charge upon the
                                         premises by reason of the provisions
                                         for common areas maintenance at the
                                         Mortgaged Property.

55    PNC Bank & Marriott Ground Lease   Pursuant to local custom, the Title
                                         Policy did not include a
                                         same-as-survey endorsement.


Exceptions to Representation 13
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

7     590 Fifth Avenue                   The related Mortgage Loan documents
                                         require that the borrower's insurance
                                         policies contain only a 15-day notice
                                         period prior to any amendment,
                                         termination or cancellation of such
                                         insurance coverage.

12    Fullerton Towers                   The Mortgage does not require that the
                                         Seller be the loss payee on all
                                         insurance policies, however, the
                                         mortgage requires the listing of the
                                         mortgagee as an additional insured.

52    Walgreens - Staten Island, NY      Each Mortgaged Property is
58    Walgreens - Glen Allen, VA         self-insured.
62    Walgreens - Shawnee Mission, KS
66    Walgreens - Georgetown, TX
67    Walgreens - Pineville, LA


Exceptions to Representation 17
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

1     One & Two International Place      Each Mortgage Loan is
2     450 West 33rd Street               cross-collateralized and
21    Home Market Foods                  cross-defaulted with its related
40    Autumn Wood Apartments             Companion Loan, which is not included
41    Fall Creek Harbour Shopping Center in the Mortgage Pool.  In addition, each Companion Loan is secured by the
                                         same Mortgaged Property and the same
                                         mortgage securing its related Mortgage
                                         Loan.

9     Casa Paloma Shopping Center        The related Mortgaged Property secures
                                         additional debt that is not included
                                         in the Trust Fund.


Exceptions to Representation 19
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.16  Kadima Medical Office Pool -       Environmental engineering report
      Germantown Clinic                  recommended a filtration system for
                                         waste produced by x-ray machines.  No
                                         escrow was required.

15    Springtown Shopping Center         Environmental engineering report
                                         recommended a small amount of
                                         precautionary measures with respect to
                                         a dry-cleaning tenant at the Mortgaged
                                         Property.  No escrow was required


Exceptions to Representation 22
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

12    Fullerton Towers                   Wachovia Development Corporation, an
18    La Serena Apartments               affiliate of the Seller, owns an 84%
                                         membership interest in the related
                                         borrower.


Exceptions to Representation 23
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

12    Fullerton Towers                   Upon certain conditions set forth in
18    La Serena Apartments               the borrower's organizational
                                         documents, Wachovia Development
                                         Corporation, an affiliate of the
                                         Seller, may acquire the remaining
                                         equity interests in the borrower
                                         without mortgagee consent.

4     Park Place II                      Maguire Properties, L.P. has the
                                         pre-approved right to pledge its
                                         equity interests in each borrower to
                                         secure certain loan facilities and
                                         related hedging agreements.


Exception to Representation 27
------------------------------

Loan                                     Description of Exception
----                                     ------------------------

7     590 Fifth Avenue                   The title policy excludes from
                                         coverage certain encroachments listed
                                         in Section 5 of Schedule B of the
                                         Title Policy.

36    Hilton Garden Inn -                The Mortgaged Property is
      Dania Beach, FL                    "non-conforming" due to a lack of 6
                                         parking spaces.


Exception to Representation 28
------------------------------

Loan                                     Description of Exception
----                                     ------------------------

4     590 Fifth Avenue                   The title policy excludes from
                                         coverage certain encroachments listed
                                         in Section 5 of Schedule B of the
                                         Title Policy.

61    Extra Space Self Storage #3 -      The improvements encroach on setback
      Ocoee, FL                          lines and easements, and electrical
39    Extra Space Self Storage #3 -      lines encroach upon the Mortgaged
      Orlando (South John                Property.
      Young Parkway), FL

56    Extra Space Self Storage #3 -      The improvements encroach on setback
      Orlando (Lake Underhill            lines and easements at the Mortgaged
      Road), FL                          Property.
44    Extra Space Self Storage #3 -
      Orlando (Metrowest
      Boulevard), FL


Exception to Representation 31
------------------------------

Loan                                     Description of Exception
----                                     ------------------------

65    Broadway Towers Apartments         The sponsor of the borrower previously
                                         failed to pay payroll taxes with
                                         respect to a company that is
                                         unaffiliated with the borrower.  The
                                         IRS has secured a personal judgment
                                         against the sponsor.


Exceptions to Representation 34
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

1     One & Two International Place      These Mortgage Loans are
2     450 West 33rd Street               cross-collateralized and
21    Home Market Foods                  cross-defaulted with their related
40    Autumn Wood Apartments             Companion Loans which are not included
41    Fall Creek Harbour Shopping        in the Mortgage Pool.  In addition,
      Center                             each Companion Loan is secured by the
                                         same Mortgaged Property and Mortgage
                                         securing its related Mortgage Note.


Exceptions to Representation 39
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

39    Extra Space Self Storage #3 -      The interest in the Mortgaged Property
      Orlando (South John                is fee simple through a Special
      Young Parkway), FL                 Warranty Deed which restricts
44    Extra Space Self Storage #3 -      improvements at the related Mortgaged
      Orlando (Metrowest                 Property to less than 100,000 square
      Boulevard), FL                     feet without the consent of the
                                         grantor.


Exceptions to Representation 46
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

9     Casa Paloma Shopping Center        The related Mortgaged Property secures
                                         additional debt that is not included
                                         in the Trust Fund.


Exceptions to Representation 54
-------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.3   Kadima Medical Office Pool -       The Seller does not make any ground
      Davis Square Center                lease representations regarding the
                                         Garage Lease that is part of the
                                         collateral securing Loan Number 3.


Exceptions to Representation 54(c)
----------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.1   Kadima Medical Office Pool -       The Ground Lease does not require the
      Morristown Professional Building   ground lessor to forward default
                                         notices to the mortgagee, however, the
                                         mortgage requires the borrower to
                                         forward default notices to the
                                         mortgagee.

5     Happy Valley Towne Center          The Ground Lease requires the
                                         mortgagee's consent for modifications
                                         or amendments, but is silent as to
                                         whether any modification or amendment
                                         is binding without the mortgagee's
                                         consent.


Exceptions to Representation 54(e)
----------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.1   Kadima Medical Office Pool -       The Ground Lease does not require the
      Morristown Professional Building   ground lessor to forward default
                                         notices to the mortgagee; however, the
                                         mortgage requires the borrower to
                                         forward default notices to the
                                         mortgagee.


Exceptions to Representation 54(f)
----------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.1   Kadima Medical Office Pool -       The Ground Lease is not subordinate to
      Morristown Professional Building   the lien of the mortgage.


Exceptions to Representation 54(g)
----------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.1   Kadima Medical Office Pool -       The related Ground Lease is silent.
      Morristown Professional Building


Exceptions to Representation 54(k)
----------------------------------

Loans                                    Description of Exception
-----                                    ------------------------

3.1   Kadima Medical Office Pool -       The related Ground Lease is silent .
      Morristown Professional Building

5     Happy Valley Towne Center          The Ground Lease is silent, but ground
                                         lease may be assigned without ground
                                         lessor consent in the event of a
                                         foreclosure or rejection in bankruptcy.

                                  EXHIBIT A

                            Mortgage Loan Schedule

Mortgage    Loan
  Loan     Group    Property
 Number    Number   Name

    1           1   One & Two International Place(1)
    2           1   450 West 33rd Street(1)
    3           1   Kadima Medical Office Pool
   3.1              Morristown Professional Building
   3.2              2300 Westchester Avenue Building
   3.3              Davis Square Center
   3.4              Emerson Medical Complex
   3.5              Kadima Medical Building - Minot, ND
   3.6              Verona Professional Building
   3.7              South Hill Medical Center
   3.8              Orlando IV Clinic
   3.9              Orlando III Clinic
   3.1              Orlando II Clinic
  3.11              Park Meadows Clinic
  3.12              Orlando I Clinic
  3.13              Tampa II Clinic
  3.14              Regency Square Clinic
  3.15              Tampa I Clinic
  3.16              Germantown Clinic
  3.17              San Jose Clinic
    4           1   Park Place II
    5           1   Happy Valley Towne Center
    6           1   Mercantile Bank & Trust Building
    7           1   590 Fifth Avenue
    8           1   Cypress Lake at Stonebriar
    9           1   Casa Paloma Shopping Center
   10           1   Copaco Center
   11           1   2700 Broadway
   12           1   Fullerton Towers
   13           1   Courthouse Place
   14           1   Kensington Place
   15           1   Springtown Shopping Center
   16           1   Resort at University Park Apartments
   17           1   Prospect Plaza
   18           2   La Serena Apartments
   19           1   Sandpiper Village Apartments
   20           1   Plaza at Wellington Green
   21           1   Home Market Foods
   22           1   Serena Shores Apartments
   23           1   Topanga and Victory
   24           1   Embassy Suites - Orlando, FL
   25           1   One Carlsbad Research Center
   26           1   Heritage Plaza Shopping Center
   27           1   Bear Creek Village Shopping Center
   28           2   Flaherty Farm Apartments
   29           1   The Summit
   30           1   1369 Broadway
   31           1   Sterling Square Apartments
   32           2   The Pointes of Marietta
   33           1   Taylors Crossing
   34           1   1900 Building
   35           1   Extra Space Self Storage #3 - Atlanta, GA
   36           1   Hilton Garden Inn - Dania Beach, FL
   37           1   Market Square - Phase II
   38           2   Amberview Apartments
   39           1   Extra Space Self Storage #3 - Orlando (South John Young Parkway), FL
   40           2   Autumn Wood Apartments
   41           1   Fall Creek Harbour Shopping Center
   42           1   Sherwood Ridges Apartments
   43           2   Celebration Park Apartments
   44           1   Extra Space Self Storage #3 - Orlando (Metrowest Boulevard), FL
   45           1   Courtyard by Marriott - Coral Springs, FL
   46           2   Westbrook Manor Apartments
   47           1   The Madison
   48           2   The Quad Apartments
   49           1   Lowe's Home Improvement - Jonesboro, AR
   50           1   Cuestas Apartments
   51           1   Cattle Ridge Medical Center
   52           1   Walgreens - Staten Island, NY
   53           1   Friarsgate Plaza Shopping Center
   54           1   Albemarle Square Shopping Center
   55           1   PNC Bank & Mariott Ground Lease
   56           1   Extra Space Self Storage #3 - Orlando (Lake Underhill Road), FL
   57           2   Sage Canyon
   58           1   Walgreens - Glen Allen, VA
   59           2   Pines on Pelham
   60           1   Fairfield Inn Market Center
   61           1   Extra Space Self Storage #3 - Ocoee, FL
   62           1   Walgreens - Shawnee Mission, KS
   63           1   Kelly Road Self Storage
   64           1   King's Plaza
   65           2   Broadway Towers Apartments
   66           1   Walgreens - Georgetown, TX
   67           1   Walgreens - Pineville, LA
   68           1   Walgreens - Sidney, OH
   69           1   Piggly Wiggly - Appleton, WI
   70           1   Massillon Marketplace
   71           1   Metro Storage - Phase II
   72           1   Wachovia Bank Ground Lease


                                                                                                              Cut-Off
                                                                                                                Date
Mortgage                                                                                                        Loan
  Loan                                                                            Zip                         Balance
 Number    Address                                City                 State     Code         County            ($)
    1      90-150 Oliver Street                   Boston                MA        02110      Suffolk       216,000,000.00
    2      450 West 33rd Street                   New York              NY        10001      New York      132,500,000.00
    3      Various                                Various             Various   Various      Various       127,500,000.00
   3.1     95 Madison Avenue                      Morristown            NJ        07960     Morristown
   3.2     2300 Westchester Avenue                Bronx                 NY        10462       Bronx
   3.3     20-40 Holland Street                   Somerville            MA        02144     Middlesex
   3.4     4545-4555 Emerson Street               Jacksonville          FL        32207       Duval
   3.5     400 Burdick Expressway East            Minot                 ND        58701        Ward
   3.6     799 Bloomfield Avenue                  Verona                NJ        07044       Essex
   3.7     525 Alexandria Pike                    Southgate             KY        41071      Campbell
   3.8     7300 Sand Lake Commons Boulevard       Orlando               FL        32819       Orange
   3.9     3400 Quadrangle Boulevard              Orlando               FL        32817       Orange
   3.1     300 North Lake Destiny Road            Maitland              FL        32751       Orange
  3.11     8080 East Park Meadows Drive           Lone Tree             CO        80124      Douglas
  3.12     200 Park Place Boulevard               Kissimmee             FL        34741      Osceola
  3.13     12210 Bruce B. Downs Boulevard         Tampa                 FL        33612    Hillsborough
  3.14     9090 Regency Square North              Jacksonville          FL        32211       Duval
  3.15     220 Grand Regency Boulevard            Brandon               FL        33510    Hillsborough
  3.16     4815 Riverdale Road                    Memphis               TN        38141       Shelby
  3.17     11261 San Jose Boulevard               Jacksonville          FL        32223       Duval
    4      2957-3041 and 3121 Michelson Drive     Irvine                CA        92612       Orange       100,000,000.00
    5      2400 West Happy Valley Road            Phoenix               AZ        85027      Maricopa       56,000,000.00
    6      2 Hopkins Plaza                        Baltimore             MD        21201   Balitmore City    41,000,000.00
    7      590 Fifth Avenue                       New York              NY        10036      New York       40,000,000.00
    8      8404 Warren Parkway                    Frisco                TX        75034       Collin        29,770,000.00
    9      7131 West Ray Road                     Chandler              AZ        85226      Maricopa       29,050,000.00
   10      335 Cottage Grove Road                 Bloomfield            CT        06002      Hartford       29,000,000.00
   11      2700 Broadway                          New York              NY        10025      New York       27,500,000.00
   12      1400 and 1440 North Harbor Boulevard   Fullerton             CA        92835       Orange        26,800,000.00
   13      2000 North 14th Street                 Arlington             VA        22201     Arlington       26,000,000.00
   14      1580 Geary Road                        Walnut Creek          CA        94596    Contra Costa     24,975,000.00
   15      2643 Shillington Road                  Reading               PA        19608       Berks         19,760,000.00
   16      4675 Alta Point                        Colorado Springs      CO        80918      El Paso        19,300,000.00
   17      45 Kane Street                         West Hartford         CT        06119      Hartford       18,800,000.00
   18      727 South Lyon Street                  Santa Ana             CA        92705       Orange        18,000,000.00
   19      999 Marshall Road                      Vacaville             CA        95687       Solano        18,000,000.00
   20      2205-2495 State Road 7                 Wellington            FL        33414     Palm Beach      16,500,000.00
   21      140 Morgan Drive                       Norwood               MA        02062      Norfolk        16,102,087.23
   22      4101 East Baseline Road                Gilbert               AZ        85234      Maricopa       16,100,000.00
   23      6325 & 6355 Topanga Canyon Boulevard   Woodland Hills        CA        91367    Los Angeles      16,000,000.00
   24      191 East Pine Street                   Orlando               FL        32801       Orange        15,976,876.23
   25      2382 and 2386 Faraday Avenue           Carlsbad              CA        92008     San Diego       15,400,000.00
   26      700-800 Army Trail Road                Carol Stream          IL        60188      Du Page        15,242,500.00
   27      36004-36164 Hidden Springs Road        Wildomar              CA        92595     Riverside       15,065,000.00
   28      Flaherty Farms Avenue                  Wake Forest           NC        28587        Wake         13,500,000.00
   29      4101 Lake Boone Trail                  Raleigh               NC        27607        Wake         12,500,000.00
   30      1369 Broadway                          New York              NY        10018      New York       12,000,000.00
   31      1900 Windsor Hill Drive                Matthews              NC        28105    Mecklenburg      11,700,000.00
   32      1275 Cunningham Road                   Marietta              GA        30008        Cobb         10,787,772.89
   33      1 Pinecroft Drive                      Taylors               SC        29687     Greenville      10,750,000.00
   34      1900 West Commercial Boulevard         Fort Lauderdale       FL        33309      Broward         9,978,428.16
   35      600 Virginia Avenue                    Atlanta               GA        30306       Fulton         9,600,000.00
   36      180 SW 18th Avenue                     Dania Beach           FL        33004      Broward         8,738,150.09
   37      13711 South Tamiami Trail              Fort Myers            FL        33912        Lee           8,470,000.00
   38      32115 - 105th Place SE                 Auburn                WA        98092        King          8,300,000.00
   39      13125 South John Young Parkway         Orlando               FL        32837       Orange         8,200,000.00
   40      1000 Autumn Wood Drive                 Hoover                AL        35216     Jefferson        7,700,000.00
   41      10142 Brooks School Road               Fishers               IN        46038      Hamilton        7,500,000.00
   42      3736 Kings Court                       Winston-Salem         NC        27106      Forsyth         7,500,000.00
   43      32205 11th Place South                 Federal Way           WA        98003        King          7,000,000.00
   44      5603 Metrowest Boulevard               Orlando               FL        32811       Orange         6,400,000.00
   45      620 North University Drive             Coral Springs         FL        33071      Broward         6,241,322.74
   46      14735 W Plaza                          Omaha                 NE        68137      Douglas         6,200,000.00
   47      400 Washington Street                  Reading               PA        19601       Berks          6,000,000.00
   48      742 North McMillan Avenue              Wilmington            NC        28403    New Hanover       6,000,000.00
   49      2111 Fair Park Boulevard               Jonesboro             AR        72401     Craighead        5,857,500.00
   50      2800 North Roadrunner Parkway          Las Cruces            NM        88011      Dona Ana        5,680,000.00
   51      3333 Cattlemen Road                    Sarasota              FL        34232      Sarasota        5,600,000.00
   52      1551 Richmond Avenue                   Staten Island         NY        10314      Richmond        5,400,000.00
   53      7949 Broad River Road                  Irmo                  SC        29063      Richland        5,388,000.00
   54      9009 Albermarle Road                   Charlotte             NC        28205    Mecklenburg       5,000,000.00
   55      762 & 782 West Lancaster Avenue        Wayne                 PA        19087      Chester         4,981,825.33
   56      11971 Lake Underhill Road              Orlando               FL        32825       Orange         4,600,000.00
   57      6134 4th Street NW                     Albuquerque           NM        87107     Bernalillo       4,320,000.00
   58      9801 Brook Road                        Glen Allen            VA        23059      Henrico         4,191,243.18
   59      260 Pelham Road                        Greenville            SC        29615     Greenville       4,150,000.00
   60      2110 Market Center Boulevard           Dallas                TX        75207       Dallas         4,000,000.00
   61      1101 Marshall Farms Road               Ocoee                 FL        34761       Orange         3,750,000.00
   62      11021 Shawnee Mission Parkway          Shawnee Mission       KS        66203      Johnson         3,600,000.00
   63      11181 Kelly Road                       Fort Myers            FL        33908        Lee           3,539,915.76
   64      7640-7690 Nob Hill Road                Tamarac               FL        33321      Broward         3,193,455.82
   65      230 East Broadway                      Salt Lake City        UT        84111     Salt Lake        3,000,000.00
   66      3204 Williams Drive                    Georgetown            TX        78628     Williamson       3,000,000.00
   67      3400 Military Highway                  Pineville             LA        71360      Rapides         2,923,000.00
   68      1400 Michigan Street                   Sidney                OH        45365       Shelby         2,899,000.00
   69      520 East Northland Avenue              Appleton              WI        54911     Outagamie        2,497,334.90
   70      101 Massillon Marketplace Drive SW     Massillon             OH        44647       Stark          2,497,263.60
   71      23325 Van Born Road                    Taylor                MI        48180       Wayne          2,397,564.72
   72      Levittown Parkway and U.S. Route 13    Tullytown Borough     PA        19055       Bucks          1,498,301.79


                                                              Original  Remaining
                                                                Term      Term
                                                                 to        to
            Monthly                                           Maturity  Maturity   Maturity  Original  Remaining
Mortgage      P&I              Mortgage    Number     Unit       or        or        Date      Amort     Amort
  Loan      Payments    Grace    Rate        of        of       ARD        ARD        or       Term      Term       Ground
 Number       ($)       Days     (%)        Units    Measure   (Mos.)    (Mos.)      ARD      (Mos.)    (Mos.)      Lease

    1     1,186,746.76           5.2050%  1,852,501  Sq. Ft.       120        116  01/11/15       360        360     Fee
    2       753,921.17           5.1000%  1,672,237  Sq. Ft.       120        118  03/11/15       324        324     Fee
    3       738,656.71           5.2724%    796,653  Sq. Ft.       120        119  04/11/15       324        324   Various
   3.1                                      154,089  Sq. Ft.                                                        Both
   3.2                                       83,408  Sq. Ft.                                                      Leasehold
   3.3                                      100,219  Sq. Ft.                                                        Both
   3.4                                       50,651  Sq. Ft.                                                         Fee
   3.5                                      114,000  Sq. Ft.                                                         Fee
   3.6                                       61,468  Sq. Ft.                                                         Fee
   3.7                                       56,126  Sq. Ft.                                                         Fee
   3.8                                       21,251  Sq. Ft.                                                         Fee
   3.9                                       22,000  Sq. Ft.                                                         Fee
   3.1                                       25,000  Sq. Ft.                                                         Fee
  3.11                                       19,477  Sq. Ft.                                                         Fee
  3.12                                       16,500  Sq. Ft.                                                         Fee
  3.13                                       16,200  Sq. Ft.                                                         Fee
  3.14                                       15,713  Sq. Ft.                                                         Fee
  3.15                                       16,200  Sq. Ft.                                                         Fee
  3.16                                       12,480  Sq. Ft.                                                         Fee
  3.17                                       11,871  Sq. Ft.                                                         Fee
    4           560907           5.3900%    274,647  Sq. Ft.        84         83  04/11/12       360        360     Fee
    5       328,225.17           5.7900%    679,588  Sq. Ft.       120        120  05/11/15       360        360  Leasehold
    6       226,657.53           5.2600%    404,089  Sq. Ft.        84         80  01/11/12       360        360     Fee
    7       224,362.69           5.3900%     97,717  Sq. Ft.       120        118  03/11/15       360        360     Fee
    8          IO                5.4200%        472   Units         60         60  05/11/10        IO         IO     Fee
    9          IO                5.6300%    130,096  Sq. Ft.       120        118  03/11/15        IO         IO     Fee
   10       162,843.93           5.4000%    416,942  Sq. Ft.       120        118  03/11/15       360        360     Fee
   11          IO                5.4100%     25,000  Sq. Ft.       120        120  05/11/15        IO         IO     Fee
   12       146,004.97           5.1300%    226,019  Sq. Ft.       120        118  03/11/15       360        360     Fee
   13       147,625.14           5.5000%    113,908  Sq. Ft.       120        119  04/11/15       360        360     Fee
   14       144,322.56           5.6600%        178   Units        120        120  05/11/15       360        360     Fee
   15       113,313.44           5.5900%    275,460  Sq. Ft.       120        119  04/11/15       360        360     Fee
   16       109,462.22           5.4900%        250   Units        120        119  04/11/15       360        360     Fee
   17       103,465.24           5.2200%    141,049  Sq. Ft.       120        119  04/11/15       360        360     Fee
   18        96,627.89           5.0000%        188   Units         60         58  03/11/10       360        360     Fee
   19        97,620.38           5.0900%        210   Units        120        120  05/11/15       360        360     Fee
   20        92,549.61           5.3900%     57,205  Sq. Ft.       120        118  03/11/15       360        360     Fee
   21       104,881.52           6.1000%    184,624  Sq. Ft.       120        119  04/11/15       300        299     Fee
   22        85,936.97           4.9500%        240   Units        120        119  04/11/15       360        360     Fee
   23          IO                5.1300%    159,286  Sq. Ft.       120        118  03/11/15        IO         IO     Fee
   24       102,990.44           5.9900%        167   Rooms        120        119  04/11/15       300        299     Fee
   25        85,995.71           5.3500%     98,928  Sq. Ft.        60         59  04/11/10       360        360     Fee
   26          IO                4.8500%    128,870  Sq. Ft.        84         83  04/11/12        IO         IO     Fee
   27          IO                4.8500%     81,218  Sq. Ft.        84         82  03/11/12        IO         IO     Fee
   28        81,536.86           5.3300%        228   Units        120        120  05/11/15       300        300     Fee
   29        70,035.37           5.3800%    120,820  Sq. Ft.       120        119  04/11/15       360        360     Fee
   30        69,800.22           5.7200%     23,650  Sq. Ft.       120        120  05/11/15       360        360     Fee
   31        65,188.79           5.3300%        256   Units         84         83  04/11/12       360        360     Fee
   32        60,107.11           5.3200%        210   Units        120        119  04/11/15       360        359     Fee
   33        57,905.58           5.0300%        548   Units         60         58  03/11/10       360        360     Fee
   34        55,158.45           5.2400%    103,713  Sq. Ft.        60         58  03/11/10       360        358     Fee
   35          IO                4.9500%     75,937  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   36        58,589.49           6.4100%        156   Rooms        120        119  04/11/15       300        299     Fee
   37          IO                5.4100%     65,753  Sq. Ft.       120        120  05/11/15        IO         IO     Fee
   38        46,658.88           5.4100%        157   Units         60         59  04/11/10       360        360     Fee
   39          IO                4.9500%     86,583  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   40        43,864.80           5.5300%        206   Units         84         82  03/11/12       360        360     Fee
   41            42820           5.5500%     52,071  Sq. Ft.       120        118  03/11/15       360        360     Fee
   42        41,927.74           5.3600%        213   Units        120        119  04/11/15       360        360     Fee
   43        38,958.31           5.3200%        248   Units        120        119  04/11/15       360        360     Fee
   44          IO                4.9500%     87,765  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   45        41,229.34           6.2500%        110   Rooms        120        119  04/11/15       300        299     Fee
   46        34,814.91           5.4000%        148   Units        120        119  04/11/15       360        360     Fee
   47        35,741.91           5.9400%    103,972  Sq. Ft.       120        120  05/11/15       360        360     Fee
   48        32,909.60           5.1900%        136   Units        120        120  05/11/15       360        360     Fee
   49          IO                4.8700%    126,405  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   50        31,576.59           5.3100%        104   Units        120        119  04/11/15       360        360     Fee
   51        39,862.11           5.9200%     45,000  Sq. Ft.       120        120  05/11/15       240        240     Fee
   52        30,491.42           5.4500%     14,490  Sq. Ft.        60         60  05/11/10       360        360     Fee
   53        30,457.39           5.4600%     67,810  Sq. Ft.       120        119  04/11/15       360        360     Fee
   54        28,264.09           5.4600%     54,019  Sq. Ft.       120        119  04/11/15       360        360     Fee
   55        27,455.54           5.2000%      6,000  Sq. Ft.       120        117  02/11/15       360        357     Fee
   56          IO                4.9500%     69,385  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   57        23,614.96           5.1600%        105   Units        120        119  04/11/15       360        360     Fee
   58        23,584.29           5.4000%     14,820  Sq. Ft.       120        118  03/11/15       360        358     Fee
   59        22,405.08           5.0500%        184   Units        120        119  04/11/15       360        360     Fee
   60        23,572.11           5.8400%        117   Rooms         60         59  04/11/10       360        360     Fee
   61          IO                4.9500%     72,850  Sq. Ft.        60         59  04/11/10        IO         IO     Fee
   62        20,327.61           5.4500%     15,120  Sq. Ft.        60         60  05/11/10       360        360     Fee
   63        22,354.73           5.7600%     58,280  Sq. Ft.       120        118  03/11/15       300        298     Fee
   64        18,149.18           5.4900%     30,390  Sq. Ft.       120        118  03/11/15       360        358     Fee
   65        17,583.49           5.7900%         94   Units         60         60  05/11/10       360        360     Fee
   66        16,939.68           5.4500%     14,490  Sq. Ft.        60         60  05/11/10       360        360     Fee
   67          IO                4.8500%     14,280  Sq. Ft.       120        117  02/11/15        IO         IO     Fee
   68          IO                4.8900%     13,882  Sq. Ft.       120        117  02/11/15        IO         IO     Fee
   69            14415           5.6400%     30,862  Sq. Ft.       120        119  04/11/15       360        359     Fee
   70        14,194.73           5.5000%     22,716  Sq. Ft.       120        119  04/11/15       360        359     Fee
   71        14,235.28           5.9000%     38,826  Sq. Ft.       120        119  04/11/15       360        359     Fee
   72         8,348.21           5.3200%      4,510  Sq. Ft.       120        119  04/11/15       360        359     Fee


           Master
Mortgage  Servicing          Anticipated                           Additional
  Loan       Fee       ARD    Repayment                             Interest                                Loan
 Number     Rate      Loans     Date                                  Rate                               Originator
    1       0.04000%    N                                                                                 Wachovia
    2       0.04000%    N                                                                                 Wachovia
    3       0.04000%    N                                                                                 Wachovia
   3.1
   3.2
   3.3
   3.4
   3.5
   3.6
   3.7
   3.8
   3.9
   3.1
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
    4       0.04000%    N                                                                                 Wachovia
    5       0.04000%    N                                                                                 Wachovia
    6       0.04000%    N                                                                                 Wachovia
    7       0.04000%    N                                                                                 Wachovia
    8       0.04000%    N                                                                                 Wachovia
    9       0.04000%    Y     03/11/15    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
   10       0.04000%    Y     03/11/15    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
   11       0.04000%    Y     05/11/15    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
   12       0.04000%    N                                                                                 Wachovia
   13       0.04000%    N                                                                                 Wachovia
   14       0.04000%    N                                                                                 Wachovia
   15       0.04000%    N                                                                                 Wachovia
   16       0.04000%    N                                                                                 Wachovia
   17       0.04000%    N                                                                                 Wachovia
   18       0.04000%    N                                                                                 Wachovia
   19       0.04000%    N                                                                                 Wachovia
   20       0.04000%    N                                                                                 Wachovia
   21       0.04000%    N                                                                                 Wachovia
   22       0.04000%    N                                                                                 Wachovia
   23       0.07000%    N                                                                                 Wachovia
   24       0.04000%    N                                                                                 Wachovia
   25       0.04000%    N                                                                                 Wachovia
   26       0.04000%    N                                                                                 Wachovia
   27       0.04000%    N                                                                                 Wachovia
   28       0.04000%    N                                                                                 Wachovia
   29       0.04000%    N                                                                                 Wachovia
   30       0.04000%    N                                                                                 Wachovia
   31       0.04000%    N                                                                                 Wachovia
   32       0.04000%    N                                                                                 Wachovia
   33       0.04000%    N                                                                                 Wachovia
   34       0.04000%    N                                                                                 Wachovia
   35       0.04000%    N                                                                                 Wachovia
   36       0.04000%    N                                                                                 Wachovia
   37       0.04000%    Y     05/11/15    Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%   Wachovia
   38       0.04000%    N                                                                                 Wachovia
   39       0.04000%    N                                                                                 Wachovia
   40       0.04000%    N                                                                                 Wachovia
   41       0.04000%    N                                                                                 Wachovia
   42       0.04000%    N                                                                                 Wachovia
   43       0.04000%    N                                                                                 Wachovia
   44       0.04000%    N                                                                                 Wachovia
   45       0.04000%    N                                                                                 Wachovia
   46       0.08000%    N                                                                                 Wachovia
   47       0.04000%    N                                                                                 Wachovia
   48       0.04000%    N                                                                                 Wachovia
   49       0.04000%    Y     04/11/10    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
   50       0.04000%    N                                                                                 Wachovia
   51       0.04000%    N                                                                                 Wachovia
   52       0.04000%    N                                                                                 Wachovia
   53       0.04000%    N                                                                                 Wachovia
   54       0.04000%    N                                                                                 Wachovia
   55       0.04000%    N                                                                                 Wachovia
   56       0.04000%    N                                                                                 Wachovia
   57       0.04000%    N                                                                                 Wachovia
   58       0.04000%    N                                                                                 Wachovia
   59       0.04000%    N                                                                                 Wachovia
   60       0.04000%    N                                                                                 Wachovia
   61       0.04000%    N                                                                                 Wachovia
   62       0.04000%    N                                                                                 Wachovia
   63       0.04000%    N                                                                                 Wachovia
   64       0.04000%    N                                                                                 Wachovia
   65       0.04000%    N                                                                                 Wachovia
   66       0.04000%    N                                                                                 Wachovia
   67       0.04000%    Y     02/11/15    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
   68       0.04000%    Y     02/11/15    Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%   Wachovia
   69       0.04000%    N                                                                                 Wachovia
   70       0.04000%    N                                                                                 Wachovia
   71       0.04000%    N                                                                                 Wachovia
   72       0.04000%    N                                                                                 Wachovia



                                           Cross
                                      Collateralized
                                            and
                                           Cross
Mortgage                                 Defaulted                 Defeasance                Secured    Interest
  Loan     Environmental                   Loan                       Loan        Early        by       Accrual
 Number      Insurance                     Flag                      (Y/N)      Defeasance     LC        Method      Lockbox
    1            N                                                     Y            N           N      Actual/360     Day 1
    2            N                                                     Y            N           N      Actual/360     Day 1
    3            N                                                     Y            N           N      Actual/360     Day 1
   3.1
   3.2
   3.3
   3.4
   3.5
   3.6
   3.7
   3.8
   3.9
   3.1
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
    4            N                                                     Y            N           N      Actual/360     Day 1
    5            N                                                     Y            N           N      Actual/360   Springing
    6            N                                                     Y            N           N      Actual/360     Day 1
    7            N                                                     Y            N           N      Actual/360     Day 1
    8            N                                                     Y            N           N      Actual/360
    9            N                                                     N            N           N      Actual/360     Day 1
   10            Y                                                     Y            N           N      Actual/360     Day 1
   11            N                                                     Y            N           N      Actual/360     Day 1
   12            N                                                     Y            N           N      Actual/360
   13            Y                                                     Y            N           N      Actual/360     Day 1
   14            N                                                     Y            N           N      Actual/360
   15            N                                                     Y            N           N      Actual/360   Springing
   16            N                                                     Y            N           N      Actual/360   Springing
   17            N                                                     Y            N           N      Actual/360   Springing
   18            N                                                     N            N           N      Actual/360
   19            N                                                     Y            N           N      Actual/360
   20            N                                                     Y            N           Y      Actual/360
   21            N                                                     Y            N           N      Actual/360
   22            N                                                     Y            N           N      Actual/360     Day 1
   23            N                                                     Y            N           N      Actual/360
   24            N                                                     Y            N           N      Actual/360
   25            N                                                     Y            N           N      Actual/360
   26            N                                                     N            N           N      Actual/360
   27            N                                                     N            N           N      Actual/360
   28            N                                                     Y            N           N      Actual/360
   29            N                                                     N            N           N      Actual/360
   30            N                                                     Y            N           N      Actual/360     Day 1
   31            N                                                     Y            N           N      Actual/360
   32            N                                                     Y            N           N      Actual/360
   33            N                                                     Y            N           N      Actual/360
   34            N                                                     Y            N           N      Actual/360   Springing
   35            N         Extra Space Self Storage Portfolio #3       Y            N           N      Actual/360   Springing
   36            N                                                     Y            N           N      Actual/360
   37            N                                                     N            N           N      Actual/360     Day 1
   38            N                                                     N            N           N      Actual/360
   39            N         Extra Space Self Storage Portfolio #3       Y            N           N      Actual/360   Springing
   40            N                                                     Y            N           N      Actual/360
   41            N                                                     Y            N           N      Actual/360
   42            N                                                     Y            N           N      Actual/360
   43            N                                                     Y            N           N      Actual/360
   44            N         Extra Space Self Storage Portfolio #3       Y            N           N      Actual/360   Springing
   45            N                                                     N            N           N      Actual/360
   46            N                                                     N            N           N      Actual/360
   47            N                                                     Y            N           N      Actual/360
   48            N                                                     Y            N           N      Actual/360
   49            N                                                     Y            N           N      Actual/360   Springing
   50            N                                                     Y            N           N      Actual/360
   51            N                                                     Y            N           N      Actual/360
   52            N                                                     Y            N           N      Actual/360
   53            N                                                     N            N           N      Actual/360
   54            N                                                     N            N           N      Actual/360
   55            N                                                     Y            N           N      Actual/360   Springing
   56            N         Extra Space Self Storage Portfolio #3       Y            N           N      Actual/360   Springing
   57            N                                                     Y            N           N      Actual/360
   58            N                                                     Y            N           N      Actual/360
   59            N                                                     Y            N           N      Actual/360
   60            N                                                     N            N           N      Actual/360
   61            N         Extra Space Self Storage Portfolio #3       Y            N           N      Actual/360   Springing
   62            N                                                     Y            N           N      Actual/360
   63            N                                                     Y            N           N      Actual/360
   64            N                                                     Y            N           N      Actual/360
   65            N                                                     Y            N           N      Actual/360
   66            N                                                     Y            N           N      Actual/360
   67            N                                                     Y            N           N      Actual/360   Springing
   68            N                                                     Y            N           N      Actual/360   Springing
   69            N                                                     Y            N           N      Actual/360
   70            N                                                     Y            N           N      Actual/360
   71            N                                                     Y            N           N      Actual/360
   72            N                                                     Y            N           N      Actual/360


                           Initial
             Annual        Deposit
             Deposit          to
Mortgage       to          Capital       Initial     Ongoing
  Loan     Replacement   Improvements     TI/LC       TI/LC
 Number      Reserve       Reserve        Escrow     Footnote
    1          183,120      2,158,900   22,334,679
    2          334,447         22,125   14,000,000         (2)
    3          160,171        197,905                      (2)
   3.1
   3.2
   3.3
   3.4
   3.5
   3.6
   3.7
   3.8
   3.9
   3.1
  3.11
  3.12
  3.13
  3.14
  3.15
  3.16
  3.17
    4           27,465         83,500                      (2)
    5
    6           83,175                                     (2)
    7           19,604                                     (2)
    8           94,200          3,750
    9
   10                         156,250
   11            5,000
   12                         120,808      300,000         (2)
   13           16,116                   1,095,000
   14                         115,788
   15           18,314
   16           56,250
   17           19,745         10,625
   18           47,004         78,250
   19           52,500      1,005,734
   20            8,581
   21           42,464
   22           59,964
   23
   24        200723.04(2)
   25           27,492          5,800      874,000
   26
   27                                      100,000
   28
   29
   30            3,075        112,438      225,000         (2)
   31                         555,000
   32           52,500
   33          137,000
   34                          28,500
   35           11,364          2,625
   36           144000(2)
   37
   38           39,250         56,844
   39           13,104          1,875
   40           51,500        400,000
   41            5,207                                     (2)
   42           53,250
   43           62,000         20,125
   44           13,164         18,000
   45           96,952         63,275
   46           14,800        400,000
   47           20,795         24,375      200,000         (2)
   48
   49
   50                          31,679
   51
   52
   53            6,781
   54           13,505         30,000                      (2)
   55
   56            7,560          1,250
   57                          33,718
   58
   59           55,200        230,000
   60           61,332
   61           10,920          8,438
   62
   63            8,040
   64                                      125,000
   65           23,500          1,250
   66
   67
   68
   69
   70
   71            4,209
   72

(1) Two Mortgage Loans are part of a split loan structure and the related pari passu companion loans are not included in the trust fund with respect to these Mortgage Loans. Unless otherwise specified, the calculation of Balance per SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

(2) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.